UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2006

STEWART & STEVENSON SERVICES, INC.

(Exact name of Registrant as specified in charter)

Texas	0-8493	74-1051605
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2707 North Loop West Houston, Texas		77008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 868-7700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (1 7 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 24, 2006, the Company issued a press release announcing that the Civil District Court of Harris County, Texas has denied Oshkosh Truck Corporation’s request for a temporary restraining order to postpone the Company’s special meeting of shareholders. The Company’s special meeting of shareholders to vote on the cash merger with Armor Holdings will proceed as scheduled tomorrow, May 25, 2006 at 9:00 a.m., Houston Time, at The Fulbright Tower, 1301 McKinney, Houston, Texas 77010. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is furnished herewith as a part of this report:

Exhibit	Description

99.1	Press Release of Stewart & Stevenson Services, Inc. dated May 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART & STEVENSON SERVICES, INC.

Dated: May 24, 2006	By:	/s/ L. Scott Biar
		Name:	L. Scott Biar
		Title:	Chief Financial Officer